Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Momenta Pharmaceuticals, Inc. (the “Company”) for the period ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Craig A. Wheeler, President and Chief Executive Officer of the Company, and Young Kwon, Chief Financial and Business Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2020	/s/ CRAIG A. WHEELER
Craig A. Wheeler
President and Chief Executive Officer

Dated: May 7, 2020	/s/ YOUNG KWON
Young Kwon
Chief Financial and Business Officer